UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2020

ANI PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-31812	58-2301143
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

210 Main Street West Baudette, Minnesota	56623
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (218) 634-3500

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:
Title of each class:	Trading Symbol(s):	Name of each exchange on which registered:
Common Stock	ANIP	Nasdaq Stock Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 8, 2020, ANI Pharmaceuticals, Inc. (the “Company”) notified the Listing Qualifications Department of the Nasdaq Stock Market LLC (“Nasdaq”) that, following the resignation of Patrick D. Walsh from the Audit and Finance Committee (the “Audit and Finance Committee”) of the Board of Directors (the “Board”) on May 10, 2020, the Company would no longer be in compliance with Nasdaq Listing Rule 5605(c)(2)(A), which requires that the audit committee of a listed company be comprised of at least three independent directors. Mr. Walsh resigned from the Audit and Finance Committee and the Compensation Committee in connection with his previously announced appointment as interim President and Chief Executive Officer of the Company effective May 11, 2020.

On May 11, 2020, the Company received confirmation from Nasdaq that the Company is no longer in compliance with Nasdaq’s audit committee composition requirements as set forth in Nasdaq Listing Rule 5605. Pursuant to Nasdaq Listing Rule 5605(c)(4), the Company is entitled to a cure period to reestablish compliance with Nasdaq Listing Rule 5605, which cure period will expire on November 6, 2020. The Company remains in compliance with Nasdaq’s compensation committee requirements as set forth in Nasdaq Listing Rule 5605.

The Board intends to appoint a new or existing Board member who meets the independence requirements under Nasdaq rules and the Securities Exchange Act of 1934, as amended, to the Audit and Finance Committee and expects to be compliant with the audit committee composition requirements of Nasdaq Listing Rule 5605(c)(2)(A) by or before the end of the cure period described above.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 10, 2020, the Board received a resignation letter from Arthur S. Przybyl, whereby Mr. Przybyl tendered his resignation from the Board, effective May 10, 2020, concurrent with his departure as President and Chief Executive Officer of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ANI PHARMACEUTICALS, INC.

By:	/s/ Stephen P. Carey
Stephen P. Carey
Vice President Finance, and Chief Financial Officer

Dated: May 14, 2020